COMMERCIAL NOTE

$7,000,000.00 August 20, 2019

For value received, the undersigned maker(s) (hereinafter referred to individually, collectively, and interchangeably as "Borrower"), jointly and severally, if more than one, promises to pay to the order of HANCOCK WHITNEY BANK, a Mississippi state chartered bank ("Bank"), with an office located at 2202 North Westshore Boulevard, Suite 150, Tampa, Florida 33607, the sum of SEVEN MILLION DOLLARS ($7,000,000.00), or so much thereof as is drawn and remains outstanding, together with interest thereon, in accordance with the terms set forth in this Commercial Note ("Note").

REPAYMENT:

Principal shall be due and payable in a single payment due on the first to occur of (i) the Closing (as defined and provided in the Equity Purchase Agreement (as defined in Loan Agreement (defined below)) and (ii) January 20, 2020 (the earliest of such dates, the "Maturity Date"). Accrued interest shall be due and payable in consecutive payments beginning September 1, 2019, and on the same day in each month thereafter until the Maturity Date, on which date any unpaid accrued interest shall be due and payable in full.

Unless sooner declared due and payable in accordance with the provisions of this Note, on the Maturity Date, all outstanding principal, interest, fees, costs and expenses owing by Borrower to Bank shall be due and payable in full without notice or demand. Provided no other agreement between the Borrower and Bank expressly imposes a prepayment penalty, Borrower may prepay without penalty any principal on this Note in whole or in part and any prepayments made on this Note shall be applied to the principal payment(s) due on this Note in the inverse order of their maturity.

INTEREST:

The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the One Month ICE LIBOR. As used in this Note, the term "One Month ICE LIBOR" shall mean the One Month London InterBank Offered Rate in U.S. Dollars as calculated and published by the Intercontinental Exchange Benchmark Administration Ltd. ("ICE," or the successor thereto if ICE is no longer making a London Interbank Offered Rate available) and in effect on the first day of each calendar month. The One Month ICE LIBOR shall be obtained by Bank from an intermediary rate reporting source such as Bloomberg, L.P. or other authoritative rate reporting source as selected by Bank, and is based on an average of interbank offered rates for one month deposits in U.S. Dollars based on quotes from designated banks in the London market. The One Month ICE LIBOR shall be rounded up to the nearest one-eighth ($1/8^{th}$) of one percent by Bank to determine the index (the "Index"). Notwithstanding anything in this Note to the contrary, if the One Month ICE LIBOR as reported by Bloomberg, L.P or other rate reporting source is less than zero, then it shall be deemed to be zero percent (0.0%) and the Index shall be rounded up to one-eighth ($1/8^{th}$) of one percent. Interest on the unpaid balance of this Note shall accrue at a variable rate equal to the Index plus a margin of 3.00% per annum. The initial Index based on the One Month ICE LIBOR (rounded up to the nearest one-eighth ($1/8^{th}$) of one percent or rounded up to one-eighth ($1/8^{th}$) of one percent if the reported One Month Ice Libor is less than zero) is 2.25000% per annum resulting in an initial interest rate on this Note of 5.25000% per annum. The Index shall be adjusted on the first day of each calendar month. The Index is not necessarily the lowest rate charged by Bank for any particular class of borrowers or credit extensions. Borrower understands that Bank may make loans based on other rates as well. If the Index becomes unavailable during the term of this Note, Bank may designate a substitute index by notice to Borrower. Borrower may obtain the current Index from Bank upon Borrower's request. Bank's determination of the Index shall be conclusive absent demonstrable error.

Default Rate. After maturity, whether that maturity results from acceleration or otherwise, interest shall, to the extent permitted by applicable law, accrue at the Default Rate. Additionally, upon the occurrence of any Event of Default hereunder other than a delinquent payment (and from and after the date of such occurrence), interest shall, to the extent permitted by applicable law, accrue at the Default Rate. The Default Rate shall be 18% per annum but in no event in excess of the maximum rate permissible under applicable law.

All interest shall be computed on the basis of the actual number of days elapsed over a year composed of 360 days. Interest shall accrue from the first date that funds are advanced to Borrower until all sums due hereunder are paid in full.

Notwithstanding the foregoing, under no circumstances will the effective rate of interest on this Note exceed the maximum rate permissible under applicable law. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank reserves the right to rely on federal law for the purpose of determining the maximum rate. It is the intention of Borrower and Bank to conform strictly to any applicable usury laws. The aggregate of all consideration which constitutes interest under applicable law that is contracted for, charged or received under this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited to the principal balance on this Note or, if this Note shall have been paid in full, refunded to Borrower.

All payments to be made by the Borrower to Bank under or pursuant to this Note shall be in immediately available United States currency, without setoff or counterclaim, and in the event that any payments submitted hereunder are in funds not available until collected, said payments shall continue to bear interest until collected.

LATE PAYMENT AND NSF CHARGES: In the event any installment payment of principal and/or interest is more than ten (10) days past due Borrower promises to pay, in addition to the amount otherwise due hereunder, a delinquency charge of 5.00% of the unpaid portion of the regularly schedule payment, but not more than $1000.00. In the event that any payment under this Note by check or preauthorized charge is later dishonored or returned to Bank unpaid due to insufficient funds, Borrower agrees to pay Bank an additional NSF check charge equal to $25.00.

LINE OF CREDIT: This Note evidences a line of credit, which is subject to the terms of that certain Loan Agreement (as amended, modified, restated and/or supplemented at any time or from time to time, the "**Loan Agreement**") dated as of the date of this Note, between Bank and Borrower, as the same may be amended from time to time.

Advances may be made by Bank upon the written, telephonic or facsimile request of Borrower, and Bank is authorized to rely conclusively upon such requests when received from a person purporting to be Borrower or Borrower's authorized officer or representative. Borrower covenants and agrees to furnish to Bank written confirmation of any non-written request for an advance within five (5) days of the resulting loan or advance, but any such loan or advance shall be deemed to be made under and entitled to the benefits of this Note irrespective of any failure by Borrower to furnish such written confirmation.

The unpaid principal balance of this Note at any time shall be the total amounts loaned or advanced hereunder by Bank, less the amount of payments or prepayments of principal made hereon by or for the account of Borrower. It is contemplated that by reason of prepayments there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrences, this Note and any agreements and instruments securing the same shall remain valid and shall be in full force and effect as to loans or advances made pursuant to and under the terms of this Note subsequent to each occurrence. In the event that the unpaid principal amount hereof at any time, for any reason, exceeds the maximum amount hereinabove specified, Borrower promises and agrees to pay the excess principal amount promptly upon demand; such excess principal amount shall in all respects be deemed to be included among the loans or advances made pursuant to the other terms of this Note, shall bear interest at the rate or rates stated herein, and shall be fully secured by all collateral.

BALANCE OWING: The amount from time to time outstanding under this Note and each payment on this Note shall be evidenced by entries in Bank's internal records, which shall be conclusive evidence absent manifest error of (a) the amount of principal and interest owing on this Note from time to time; (b) the amount of each advance made to Borrower under this Note; and (c) the amount of each principal and/or interest payment received by Bank on this Note. The failure of Bank to make an accurate entry of advances and payments shall not limit or otherwise affect the obligation of Borrower to repay funds actually advanced by Bank hereunder. Any loan or advance shall be conclusively presumed to have been made under the terms of this Note to or for the benefit of Borrower when made in accordance with such requests and directions, or when made pursuant to the terms of any written agreement executed in connection herewith between Borrower and Bank, or when said advances are deposited to the credit of the account of Borrower with Bank regardless of the fact that persons other than those authorized hereunder may have authority to draw against such account, or when applied as a payment of principal and/or interest to another obligation of Borrower to Bank.

OBLIGORS: Any or each party to this Note (including each maker and endorser) and any or each surety and guarantor of this Note bound under separate instrument or agreement are hereinafter referred to jointly and severally as "Obligor."

SET-OFF: Borrower hereby grants to Bank a continuing right of set-off and compensation against all property of Borrower that is now or hereafter on deposit with, in the possession of, under the control of or held by Bank, including, without limitation, all cash, deposit accounts, funds on deposit, stocks, bonds, treasury obligations and other securities, investment property, financial assets, securities accounts, notes, documents, instruments, certificates of deposit, items, chattel paper, and other property (except IRA, pension, other tax-deferred retirement accounts and any accounts or property held in a trust or fiduciary capacity for which setoff would be prohibited by law), together with all property added to or substituted for any of the foregoing, and all interest, dividends, income, fruits, accessions and proceeds of any of the foregoing.

EVALUATIONS: Borrower represents and warrants that the indebtedness evidenced by this Note was contracted for by Borrower at Borrower's request based upon Borrower's own independent determination of need. Borrower and each other Obligor understand and agree that any appraisals or evaluations made by or for the Bank of the financial condition of any person or the value of any property were made solely for the Bank's benefit and Bank in no way has represented or warranted the financial condition of any person or the value of any property in making or obtaining said appraisals or evaluations or in extending credit to Borrower or any other Obligor. Borrower and each other Obligor understand and agree that they have no right to rely on Bank's appraisals or evaluations in assuming this debt and executing this instrument and that their obligation to pay the debt represented by this Note is independent of any such appraisals or evaluations.

RENEWAL: If an earlier note of Borrower to Bank is renewed at the time of execution hereof, then this Note constitutes an extension, but not a novation, of the amount of the unpaid and continuing indebtedness, and all rights held by Bank under the earlier note shall continue in full force and effect.

DEFAULT: A Default (as defined in the Loan Agreement) shall constitute an "Event of Default" under this Note.

REMEDIES: Bank shall have the remedies of a secured party under the Uniform Commercial Code of Florida in addition to any and all other remedies which may be available to it, all of which shall be cumulative and may be pursued singly, successively or together against any Obligor and/or any security given at any time to secure the payment hereof, all at the sole discretion of Bank. Failure on the part of Bank to exercise any right described herein or in such other documents shall not constitute a waiver of such right or preclude Bank's subsequent exercise thereof. If any notice of sale or other intended disposition of the collateral is required by law to be given, Borrower hereby agrees that a notice sent in compliance with applicable law or if applicable law does not define the required notice period then at least ten (10) days prior to such action shall constitute reasonable notice to Borrower. If the proceeds of any collateral securing this Note disposed of by Bank are insufficient to pay this Note in full, Obligor shall remain fully obligated for any deficiency.

FEES AND EXPENSES: Obligor agrees to pay on demand all charges, fees, costs and/or taxes levied or assessed against Bank in connection with this Note or any collateral securing this Note, together with all reasonable attorney's and paralegal's fees and expenses, and all other costs and expenses incurred by Bank in connection with the preparation, enforcement (including, without limitation, in bankruptcy, probate or administration proceeding or otherwise), workout, restructuring or collection of this Note, whether or not suit is filed, including such fees incurred in bankruptcy proceedings, at state and/or federal trial and appellate court levels, together with all other costs and expenses that may be incurred by Bank in connection with the enforcement of this Note or the preservation or enforcement of any of Bank's rights or interests with respect to any collateral securing this Note.

WAIVER: The Borrower waive(s), on behalf of itself and each Obligor, presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices, and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3-605 of the Florida Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge and waives any right to receive notice of interest rate changes.

Each Obligor also agrees Bank may, one or more times, in its sole discretion, without releasing or affecting any of its rights and without notice to or the consent of such Obligor, take any one or more of the following actions: (a) release, renew, extend or modify the obligations of Borrower or any other Obligor; (b) release, exchange, modify, or surrender in whole or in part Bank's rights with respect to any collateral for this Note; (c) with the consent of Borrower, modify or alter the term, interest rate or due date of any payment of this Note; (d) grant any postponements, compromises, indulgences, waivers, surrenders or discharges or modify the terms of its agreements with Borrower or any other Obligor; (e) change its manner of doing business with Borrower or any other Obligor or person; or (f) impute payments or proceeds of any collateral furnished by any Obligor, in whole or in part to any costs, interest, or principal due on this Note, or to any other obligation of any Obligor to Bank, or in the event of a third party claim thereto retain the payments or proceeds as collateral for this Note without applying same toward payment of this Note, and each Obligor hereby expressly waives any claims or defenses arising from any such actions.

COMMERCIAL USE: Borrower warrants and represents to Bank and all other holders of this Note that all loans evidenced by this Note are and will be for business, commercial, or other similar purpose and not primarily for personal, family, or household purposes.

SALE/ASSIGNMENT: The Borrower acknowledge(s) that the Bank has the right to sell, assign, transfer, negotiate, or grant participations in all or any part of this Note and any related obligations, including, without limit, this Note, without notice to the undersigned and that the Bank may disclose any documents and information which the Bank now has or later acquires relating to the undersigned or to any collateral or to any Obligor or this Note in connection with such sale, assignment, transfer, negotiation, or grant. The Borrower agree(s) that the Bank may provide information relating to this Note or relating to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

GOVERNING LAW, JURISDICTION AND VENUE: THIS NOTE IS MADE AND DELIVERED IN THE STATE OF FLORIDA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS THEREOF WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. BORROWER AND EACH OTHER OBLIGOR PARTY TO THIS NOTE HEREBY IRREVOCABLY SUBMITS AND CONSENTS TO THE EXCLUSIVE PERSONAL JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT IN FLORIDA LOCATED IN THE SAME STATE JUDICIAL CIRCUIT OR FEDERAL DISTRICT COURT AND DIVISION, AS APPLICABLE, AS THE OFFICE OF BANK SPECIFIED IN THE FIRST PARAGRAPH OF THIS NOTE AND AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS NOTE SHALL BE LITIGATED ONLY IN ONE OF THE FOREGOING DESCRIBED COURTS. BORROWER AND EACH OTHER OBLIGOR PARTY TO THIS NOTE, FOR THEMSELVES, AND THEIR RESPECTIVE HEIRS, SUCCESSORS AND ITS ASSIGNS, AND FOR ANY PERSON CLAIMING UNDER OR THROUGH ANY OF THEM, HEREBY KNOWINGLY AND VOLUNTARILY WAIVES ANY AND ALL RIGHTS TO HAVE THE JURISDICTION AND VENUE OF ANY LITIGATION ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS NOTE IN ANY OTHER COURT, AND HEREBY KNOWINGLY AND VOLUNTARILY WAIVES ANY AND ALL RIGHTS TO REMOVE THIS ACTION TO, OR TO TRANSFER, DISMISS, OR CHANGE VENUE TO, ANY OTHER COURT. BORROWER AND EACH OTHER OBLIGOR PARTY TO THIS NOTE FURTHER ACKNOWLEDGES AND AGREES THAT NEITHER BANK NOR ANY PERSON ACTING ON BEHALF OF BANK HAS IN ANY WAY AGREED WITH OR REPRESENTED TO BORROWER OR SUCH OBLIGOR THAT THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN WAIVED OR WILL NOT BE FULLY ENFORCED BY BANK.

<u>WAIVER OF JURY TRIAL</u>. BORROWER KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS BORROWER MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BASED ON, ARISING OUT OF, OR IN ANY WAY RELATED TO: THIS NOTE; THE OBLIGATIONS; ANY NOTES, LOAN AGREEMENTS, OR ANY OTHER LOAN DOCUMENT OR AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH ANY OF THE OBLIGATIONS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THIS JURY WAIVER ALSO APPLIES TO ANY CLAIM, COUNTERCLAIM, CAUSE OF ACTION OR DEMAND ARISING FROM OR RELATED TO (I)

ANY COURSE OF CONDUCT, COURSE OF DEALING, OR RELATIONSHIP OF BORROWER, ANY OBLIGOR, OR ANY OTHER PERSON WITH BANK OR ANY EMPLOYEE, OFFICER, DIRECTOR OR ASSIGNEE OF BANK IN CONNECTION WITH THE OBLIGATIONS; OR (II) ANY STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PERSON BY OR ON BEHALF OF BANK TO BORROWER, ANY OBLIGOR, OR ANY OTHER PERSON IN CONNECTION WITH THE OBLIGATIONS, REGARDLESS OF WHETHER SUCH CAUSE OF ACTION ARISES BY CONTRACT, TORT OR OTHERWISE. BORROWER HEREBY ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE BANK IN EXTENDING CREDIT TO THE BORROWER, THAT THE BANK WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT BORROWER HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER. BORROWER FURTHER CERTIFIES THAT NO PERSON HAS REPRESENTED TO IT, EXPRESSLY OR OTHERWISE, THAT BANK OR ANY OTHER PERSON WOULD NOT, IN THE EVENT OF A LEGAL PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER.

MISCELLANEOUS: The provisions of this Note may not be waived or modified except in writing, signed by Bank and Borrower. Failure of Bank to exercise rights, remedies or options Bank may have upon the happening of one or more of the events giving rise to such rights, remedies or options shall not constitute a waiver of the right to exercise the same or any other right, remedy or option at any subsequent time in respect to the same or any other event. The acceptance by Bank of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the rights, remedies or options granted herein to Bank at that time or at any subsequent time or nullify any prior exercise of any such right, remedy or option without the express written acknowledgment of the Bank.

If any provision of this Note shall be held to be legally invalid or unenforceable by any court of competent jurisdiction, all remaining provisions of this Note shall remain in full force and effect.

The term Bank includes transferees, successors, and assigns of Bank, and all rights of Bank hereunder shall inure to the benefit of its transferees, successors, and assigns. All obligations of Obligor shall bind Obligor's heirs, legal representatives, successors, and assigns.

The descriptive headings of the several sections of this Note are inserted for convenience only and shall not in any way affect the meaning or construction hereof.

Bank may, at its option and in its sole discretion, maintain and rely upon a photocopy, electronic copy or other reproduction of this Note, and Borrower and each other Obligor, for themselves and their respective heirs, successors, and assigns, and any person claiming by or through any of them, hereby waive any and all objections to, and claims or defenses based upon, the failure of Bank to produce the original hereof for any purpose whatsoever.

THIS NOTE EMBODIES THE FINAL, ENTIRE AGREEMENT OF BORROWER AND BANK WITH RESPECT TO THE SUBJECT MATTER HEREOF. NO COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE OR EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS NOTE. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

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INTERNAL USE ONLY

BORROWER:

1347 PROPERTY INSURANCE HOLDINGS, INC., a Delaware corporation

By: ______________________

Name: D. Kyle Cerminara

Title: Chairman of the Board

THIS NOTE HAS BEEN BOTH EXECUTED AND DELIVERED OUTSIDE OF THE TERRITORIAL LIMITS OF THE STATE OF FLORIDA AND IS NOT SECURED BY FLORIDA REAL PROPERTY AND IS THEREFORE NOT SUBJECT TO FLORIDA DOCUMENTARY STAMP TAX.